UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2009

CIB MARINE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24149	37-1203599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N27 W24025 Paul Court, Pewaukee, Wisconsin	53072
(Address of principal executive offices)	(Zip Code)

(262) 695-6010
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03

Bankruptcy or Receivership.

As previously reported, on September 15, 2009, CIB Marine Bancshares, Inc. (the “Debtor” or the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Eastern District of Wisconsin (the “Bankruptcy Court”).  The chapter 11 case is being administered under the caption “In re: CIB Marine Bancshares, Inc., Chapter 11 Case No. 09-33318” (the “Chapter 11 Case”).  The Debtor continues to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

On October 29, 2009 (the “Confirmation Date”), the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtor’s Prepackaged Plan of Reorganization, dated July 16, 2009 (the “Plan”).  A Copy of the Plan as confirmed is attached as Exhibit 2.1 to this Current Report on Form 8-K (“Report”) and is incorporated herein by reference.

The following is a summary of the material matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan.  This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan.  This summary is qualified in its entirety by reference to the full text of the Plan.  Capitalized terms used but not defined in this Report have the meanings set forth in the Plan.

I.  Plan of Reorganization

A.  Reorganized Company

On the date all of the conditions precedent to confirmation and consummation of the Plan are satisfied or waived (the “Effective Date”), the Debtor will emerge from bankruptcy and its obligations under the Debentures and the related Indentures, under the Declarations and under the Company Guarantees shall be canceled and each Holder of a TruPS Claim shall be entitled to receive on or as soon as reasonably practicable after the Effective Date, its Ratable Share of 100 percent of the Series A Preferred Stock of the Debtor and its Ratable Share of 100 percent of the Series B Preferred Stock of the Debtor.

B.  Treatment of Claims and Interests

1.  Administrative Claims:  Subject to the provisions of Sections 328, 330(a) and 331 of the Bankruptcy Code, in full and final satisfaction, settlement, release and discharge of and in exchange for each Allowed Administrative Claim, each Holder of such Allowed Administrative Claim shall be paid in full, in Cash , the unpaid portion of such Allowed Administrative Claim in accordance with the terms of the applicable contract or agreement governing such Claim, if any, or otherwise in the ordinary course of business.

2.  Priority Tax Claims:  In full and final satisfaction, settlement, release, and discharge of and in exchange for each Allowed Priority Tax Claim, each Holder of such Allowed Priority Tax Claim shall receive Cash in an amount equal to such Claim on, or as soon as practicable after, the later of the Effective Date or the date such Priority Tax Claim becomes an Allowed Priority Tax Claim.

3.  Other Claims and Equity Interests:  The Plan divides all other Claims against, and all Equity Interests in, the Debtor into various Classes.  The following chart summarizes the classification of Claims and Interests under the Plan, the treatment of each such Class and the projected recovery under the Plan, if any, for each Class.  The chart is not a complete description of any Class of Claims or Equity Interests.  For a more detailed discussion of the treatment of Claims and Equity Interests against the Debtor, including additional information regarding the assumptions underlying the calculation of the projected recoveries, see Article III of the Plan.

Class	Claims and Interests	Treatment
1	Other Priority Non-Tax Claims	Unimpaired; will receive Cash in the full amount of its Allowed Claim.
2	Unsecured Claims	Unimpaired; will be paid in full, in Cash the amount of each Allowed Claim, or otherwise receive such treatment as to render such Holder Unimpaired.
3	TruPS Claims

Impaired; each Holder of such TruPS Claim will receive on or as soon as reasonably practicable, after the Effective Date, its Ratable Share of 100 percent of the Series A Preferred Stock of the Debtor and its Ratable Share of 100 percent of the Series B Preferred Stock of the Debtor.

4	Equity Interests	Unimpaired; all Holders of Class 4 Equity Interests will retain their Equity Interests, but shall not receive any distributions on account of such Equity Interests.

C.  Means for Implementation of the Plan

1.  Continuing Existence:  From and after the Confirmation Date, the Debtor shall continue in existence, with all the powers of a corporation, pursuant to the applicable law in the jurisdiction  in which the Debtor is incorporated and pursuant to its articles of incorporation and bylaws in effect prior to the Effective Date, except to the extent such articles of incorporation and bylaws are amended by the Plan.

2.  Issuance of Preferred Shares: As soon as reasonably practicable after the Effective Date, the Company Preferred Stock shall be issued to the Holders of TruPS Claims or, where applicable, to the CT Trustee (as further described in the Plan), pursuant to the terms of the Plan.

The Company Preferred Stock shall not be registered under the Securities Act of 1933, as amended.

3.  Cancellation of Securities and Agreements: On the Effective Date, except as otherwise specifically provided for in the Plan, the obligations of the Debtor under the Debentures and the related Indentures, under the Declarations and under the Company Guarantees, and any other share, note, bond, indenture, purchase right, option, warrant, or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of the Debtor giving rise to any Claim or Interest shall be canceled as to the Debtor, and the Reorganized Debtor shall not have any continuing obligations thereunder; except that any such indenture or agreement that governs the rights of the Holder of a Claim or Interest shall continue in effect solely for the purposes of allowing Holders to receive distributions under the Plan as provided in the Plan.

D.  Treatment of Executory Contracts and Unexpired Leases

Except as otherwise provided in the Plan, or in any contract, instrument, release, indenture, or other agreement or document entered into in connection with the Plan, as of the Effective Date, the Debtor shall be deemed to have assumed each Executory Contract and Unexpired Lease to which it is a party, unless such contract or lease: (1) was assumed or rejected pursuant to the Final Order of the Bankruptcy Court; (2) previously expired or terminated pursuant to its own terms; or (3) is the subject of a separate then pending motion filed under Section 365 of the Bankruptcy Code by the Debtor.

E.  Conditions Precedent to Consummation of the Plan

It shall be a condition to consummation of the Plan that the following conditions shall have been satisfied or waived: (i) the Confirmation Order, in form and substance satisfactory to the Debtor, shall have been entered by the Clerk of the Bankruptcy Court and such Order shall have become a Final Order; (ii) the Creditors’ Trust Agreement shall have been executed and delivered by all of the Persons that are parties thereto, and all conditions precedent to the Consummation thereof shall have been waived or satisfied in accordance with the terms thereof; (iii) all actions, documents, certificates and agreements necessary to implement the Plan shall have been effected or executed and delivered to the required parties and, to the extent required, Filed with the applicable government units in accordance with applicable laws; (iv) the statutory fees owing to the United States Trustee shall have been paid in full; (v) any alteration or interpretation of any term or provision of the Plan by the Bankruptcy Court shall be reasonably acceptable to the Debtor; and (vi) the Debtor shall have received all authorizations, consents, regulatory approvals that are determined to be necessary to implement the Plan.

II.  Shares Issuable on the Effective Date

The Debtor currently has 18,346,442 shares of its common stock, $1.00 par value per share, outstanding, all of which will remain outstanding upon consummation of the Plan.  On the Effective Date or as soon as reasonably practicable thereafter, the Reorganized Debtor will issue to the Holders of TruPS Claims 55,624 shares of its 7 Percent Perpetual Noncumulative Nonvoting Nonconvertible Preferred Stock, Series A, having the relative rights and preferences set forth in the Articles of Amendment filed by the Debtor in conjunction with the Plan, and

4,376 shares of its 7.00 Percent Perpetual Noncumulative Nonvoting Convertible Preferred Stock, Series B, having the relative rights and preferences set forth in the Articles of Amendment filed by the Debtor in conjunction with the Plan.

III.  Information as to Assets and Liabilities of the Debtor

Information as to Debtor’s assets and liabilities as of the most recent practicable date is contained in the CIB Marine Bancshares, Inc. (Debtor-in-Possession since September 15, 2009) Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2009 (the “Unaudited September 30 Balance Sheet”) attached hereto as Exhibit 99.1.

Cautionary Statement Regarding the Unaudited September 30 Balance Sheet

The Unaudited September 30 Balance Sheet contains financial information that has not been audited or reviewed by the Debtor’s independent registered public accounting firm and may be subject to future reconciliation or adjustments.  The Unaudited September 30 Balance Sheet is in a format prepared specifically for this current report on Form 8-K and should not be used for investment purposes.  The Unaudited September 30 Balance Sheet does not include footnote disclosure or other information normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) or for Debtor’s quarterly or annual reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the information in the Unaudited September 30 Balance Sheet may not be indicative of the Debtor’s financial condition or operating results for the periods that would be reflected in Debtor’s financial statements or reports pursuant to GAAP or the Exchange Act.  Results set forth in the Unaudited September 30 Balance Sheet should not be viewed as indicative of future results.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2009, the Company filed Articles of Amendment to its Amended and Restated Articles of Incorporation with the Wisconsin Department of Financial Institutions – Division of Corporate and Consumer Services (the “Articles of Amendment”).  The Articles of Amendment are attached to this Report as Exhibit 3.1 and establish the rights and preferences of two classes of preferred stock: 7 Percent Fixed Rate Noncumulative Nonconvertible Perpetual Preferred Stock, Series A and 7 Percent Fixed Rate Noncumulative Convertible Perpetual Preferred Stock, Series B.  The Articles of Amendment were not required to be approved by the shareholders of the Company and were approved by the Board of Directors of the Company on July 14, 2009.  All other provisions of the Company’s Amended and Restated Articles of Incorporation remain the same.

Item 7.01

Regulation FD Disclosure.

As a part of the disclosure in Item 1.03 above, the Debtor is providing the CIB Marine Bancshares, Inc. (Debtor in Possession since September 15, 2009) Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2009, as Exhibit 99.1 to this Current Report on Form 8-K.  See the Cautionary Statement Regarding The Unaudited September 30 Balance Sheet above.

Forward-Looking Information

This Current Report on Form 8-K contains certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act, that represents the Debtor’s expectations, anticipations or beliefs about future events, operating results or financial condition, restructuring plans, business plans and industry trends and their potential impact on the Debtor’s business and financial results.  Statements that are not statements of historical fact, as well as statements including words such as “expect,” “intend,” “believe,” “estimate,” “project,” budget,” “forecast,” “anticipate,” “plan,” “may,” “would,” “could,” “should,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by such statements.  Such risk factors include, but are not limited to, the Debtor’s ability to continue as a going concern; the ability of the Debtor to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Debtor to obtain and maintain normal terms with customers, vendors, employees and suppliers; the Debtor’s ability to maintain contracts and leases that are critical to its operations; the potential adverse impact of the Chapter 11 proceeding on the Debtor’s liquidity or results of operations; the effect that the “going concern” disclosure included in the opinion of the Company’s independent public accounting firm will have on the Debtor’s and its subsidiaries’ relationships with customers, suppliers, vendors and employees; the degree and nature of competition; changes in government regulations; the application or interpretation of those regulations or in the systems, personnel, technologies or other resources the Debtor devotes to compliance with regulations; the impact on the liquidity, trading volume and trading prices of the Debtor’s common stock on the Pink OTC Market; and the impact on the Debtor’s results of operations in recent years and the sufficiency of its financial resources to absorb the impact.  Additional relevant risk factors that could cause actual results to differ materially are discussed in the Debtor’s most recent reports on Form 10-K, 10-Q and 8-K, as amended, filed with or furnished to, the Securities and Exchange Commission (www.sec.gov).  The Debtor does not undertake any obligation to update any forward-looking statements and is not responsible for any changes made to this document by wire or Internet service.

The reorganization process presents inherent material uncertainty.  It is not possible to determine with certainty the length of time it will take the Debtor to consummate the Plan or whether the Plan will be successful.

While the Debtor is in the process of restructuring, investments in its securities will be highly speculative.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Company’s Prepackaged Plan of Reorganization, dated July 16, 2009

3.1

Articles of Amendment to Company’s Amended and Restated
Articles of Incorporation, filed with the Wisconsin Department of Financial Institutions – Division of Corporate and Consumer Services on November 5, 2009

99.1	CIB Marine Bancshares, Inc. (Debtor-in-Possession since September 15, 2009) Condensed Parent-Only Balance Sheet (Unaudited) as of September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2009	CIB Marine Bancshares, Inc.

By: /s/ John P. Hickey, Jr.
Name: John P. Hickey, Jr. Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Description

2.1	Debtor’s Prepackaged Plan of Reorganization, dated July 16, 2009

3.1	Articles of Amendment of Amended and Restated Articles of Incorporation, filed with the Wisconsin Department of Financial Institutions – Division of Corporate and Consumer Services on November 5, 2009

99.1	CIB Marine Bancshares, Inc. (Debtor-in-Possession since September 15, 2009) Condensed Parent-Only Balance Sheet (Unaudited) as of September 30, 2009